Exhibit 99.1

CHEMTURA CORPORATION

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended March 31, 2011			Quarter ended June 30, 2011
		Managed Basis			Managed Basis
	GAAP	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

Net sales	$598	$-	$598	$758	$-	$758

Cost of goods sold	449	-	449	550	1	551
Gross profit	149	-	149	208	(1)	207
Gross profit %	25%		25%	27%		27%

Selling, general and administrative	77		77	88	-	88
Depreciation and amortization	33	(1)	32	30	-	30
Research and development	10		10	10	-	10
Facility closures, severance and related costs	-	-	-	-	-	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	2	(2)	-	1	(1)	-
Changes in estimates related to expected allowable claims	-	-	-	1	(1)	-
Equity loss	1	-	1	(1)	-	(1)

Operating income	26	3	29	79	1	80
Interest expense	(16)		(16)	(16)	-	(16)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other income, net	1		1	-		-
Reorganization items, net	(7)	7	-	(6)	6	-

Earnings from continuing operations before income taxes	4	10	14	57	7	64
Income tax expense	(2)	(2)	(4)	7	(25)	(18)

Earnings from continuing operations	2	8	10	64	(18)	46

(Loss) earnings from discontinued operations, net of tax	5	(5)	-	6	(6)	-

Net earnings	7	3	10	70	(24)	46

Less: Net loss attributable to non-controlling interests	-	-	-	(1)	1	-

Net earnings attributable to Chemtura	$7	$3	$10	$69	$(23)	$46

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.02		$0.10	$0.64		$0.46
(Loss) earnings from discontinued operations, net of tax	0.05		-	0.05		-
Net earnings	$0.07		$0.10	$0.69		$0.46

Weighted average shares outstanding - Basic	100.1		100.1	100.3		100.3

Weighted average shares outstanding - Diluted	100.1		100.1	100.5		100.5

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$(1)
UK pension benefit matter		-			-
Loss on disposal of assets		-			-
Accelerated depreciation of property, plant and equipment		1			-
Facility closures, severance and related costs		-			-
Gain on sale of business		-			-
Impairment charges		2			1
Changes in estimates related to expected allowable claims		-			1
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			-
Reorganization items, net		7			6
Pre-tax		10			7

Adjustment to apply a Managed Basis effective tax rate		(2)			(25)
Loss (earnings) from discontinued operations, net of tax		(5)			(6)
Non-controlling interests - Discontinued Operations		-			1
After-tax		$3			$(23)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$26			$79
Accelerated recognition of asset retirement obligations			-			(1)
UK pension benefit matter			-			-
Loss on disposal of assets			-			-
Accelerated depreciation of property, plant and equipment			1			-
Facility closures, severance and related costs			-			-
Gain on sale of business			-			-
Impairment charges			2			1
Changes in estimates related to expected allowable claims			-			1
Operating income - Managed Basis			29			80
Depreciation and amortization - Managed Basis			32			30
Non-cash stock-based compensation expense			8			7

Adjusted EBITDA			$69			$117

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended September 30, 2011			Quarter ended December 31, 2011
		Managed Basis			Managed Basis
	GAAP	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

Net sales	$672	$-	$672	$578	$-	$578

Cost of goods sold	512	-	512	428	(1)	427
Gross profit	160	-	160	150	1	151
Gross profit %	24%		24%	26%		26%

Selling, general and administrative	81	(1)	80	80	(8)	72
Depreciation and amortization	31	-	31	29	(1)	28
Research and development	10	-	10	8	-	8
Facility closures, severance and related costs	-	-	-	3	(3)	-
Gain on sale of business	-	-	-	(27)	27	-
Impairment charges	-	-	-	1	(1)	-
Changes in estimates related to expected allowable claims	-	-	-	2	(2)	-
Equity loss	-	-	-	1	-	1

Operating income	38	1	39	53	(11)	42
Interest expense	(16)	-	(16)	(15)	-	(15)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other income, net	(1)	-	(1)	-	-	-
Reorganization items, net	(6)	6	-	-	-	-

Earnings from continuing operations before income taxes	15	7	22	38	(11)	27
Income tax expense	(11)	5	(6)	(14)	6	(8)

Earnings from continuing operations	4	12	16	24	(5)	19

(Loss) earnings from discontinued operations, net of tax	5	(5)	-	10	(10)	-

Net earnings	9	7	16	34	(15)	19

Less: Net loss attributable to non-controlling interests	-	-	-	-	-	-

Net earnings attributable to Chemtura	$9	$7	$16	$34	$(15)	$19

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.04		$0.16	$0.24		$0.19
(Loss) earnings from discontinued operations, net of tax	0.05		-	0.10		-
Net earnings	$0.09		$0.16	$0.34		$0.19

Weighted average shares outstanding - Basic	100.3		100.3	99.6		99.6

Weighted average shares outstanding - Diluted	100.5		100.5	100.1		100.1

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$1
UK pension benefit matter		-			8
Loss on disposal of assets		1			-
Accelerated depreciation of property, plant and equipment		-			1
Facility closures, severance and related costs		-			3
Gain on sale of business		-			(27)
Impairment charges		-			1
Changes in estimates related to expected allowable claims		-			2
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			-
Reorganization items, net		6			-
Pre-tax		7			(11)

Adjustment to apply a Managed Basis effective tax rate		5			6
Loss (earnings) from discontinued operations, net of tax		(5)			(10)
Non-controlling interests - Discontinued Operations		-			-
After-tax		$7			$(15)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$38			$53
Accelerated recognition of asset retirement obligations			-			1
UK pension benefit matter			-			8
Loss on disposal of assets			1			-
Accelerated depreciation of property, plant and equipment			-			1
Facility closures, severance and related costs			-			3
Gain on sale of business			-			(27)
Impairment charges			-			1
Changes in estimates related to expected allowable claims			-			2
Operating income - Managed Basis			39			42
Depreciation and amortization - Managed Basis			31			28
Non-cash stock-based compensation expense			6			4

Adjusted EBITDA			$76			$74

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year ended December 31, 2011
		Managed Basis
	GAAP	Adjustments	Managed Basis

Net sales	$2,606	$-	$2,606

Cost of goods sold	1,939	-	1,939
Gross profit	667	-	667
Gross profit %	26%		26%

Selling, general and administrative	326	(9)	317
Depreciation and amortization	123	(2)	121
Research and development	38	-	38
Facility closures, severance and related costs	3	(3)	-
Gain on sale of business	(27)	27	-
Impairment charges	4	(4)	-
Changes in estimates related to expected allowable claims	3	(3)	-
Equity loss	1	-	1

Operating income	196	(6)	190
Interest expense	(63)	-	(63)
Loss on early extinguishment of debt	-	-	-
Other income, net	-	-	-
Reorganization items, net	(19)	19	-

Earnings from continuing operations before income taxes	114	13	127
Income tax expense	(20)	(16)	(36)

Earnings from continuing operations	94	(3)	91

(Loss) earnings from discontinued operations, net of tax	26	(26)	-

Net earnings	120	(29)	91

Less: Net loss attributable to non-controlling interests	(1)	1	-

Net earnings attributable to Chemtura	$119	$(28)	$91

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.94		$0.91
(Loss) earnings from discontinued operations, net of tax	0.25		-
Net earnings	$1.19		$0.91

Weighted average shares outstanding - Basic	100.1		100.1

Weighted average shares outstanding - Diluted	100.3		100.3

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-
UK pension benefit matter		8
Loss on disposal of assets		1
Accelerated depreciation of property, plant and equipment		2
Facility closures, severance and related costs		3
Gain on sale of business		(27)
Impairment charges		4
Changes in estimates related to expected allowable claims		3
Loss on early extinguishment of debt		-
Release of translation adjustments from liquidation of entities		-
Reorganization items, net		19
Pre-tax		13

Adjustment to apply a Managed Basis effective tax rate		(16)
Loss (earnings) from discontinued operations, net of tax		(26)
Non-controlling interests - Discontinued Operations		1
After-tax		$(28)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$196
Accelerated recognition of asset retirement obligations			-
UK pension benefit matter			8
Loss on disposal of assets			1
Accelerated depreciation of property, plant and equipment			2
Facility closures, severance and related costs			3
Gain on sale of business			(27)
Impairment charges			4
Changes in estimates related to expected allowable claims			3
Operating income - Managed Basis			190
Depreciation and amortization - Managed Basis			121
Non-cash stock-based compensation expense			25

Adjusted EBITDA			$336

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended March 31, 2012			Quarter ended June 30, 2012
		Managed Basis			Managed Basis
	GAAP	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

Net sales	$618	$-	$618	$741	$-	$741

Cost of goods sold	455	-	455	542	-	542
Gross profit	163	-	163	199	-	199
Gross profit %	26%		26%	27%		27%

Selling, general and administrative	79		79	72	-	72
Depreciation and amortization	29		29	30	-	30
Research and development	12		12	11	-	11
Facility closures, severance and related costs	-	-	-	7	(7)	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	2	(2)	-	-	-	-
Equity loss	1	-	1	1	-	1

Operating income	40	2	42	78	7	85
Interest expense	(14)		(14)	(16)	-	(16)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other income, net	(3)		(3)	5		5
Reorganization items, net	(2)	2	-	(1)	1	-

Earnings from continuing operations before income taxes	21	4	25	66	8	74
Income tax expense	1	(8)	(7)	(13)	(8)	(21)

Earnings from continuing operations	22	(4)	18	53	-	53

(Loss) earnings from discontinued operations, net of tax	-	-	-	(2)	2	-

Net earnings	22	(4)	18	51	2	53

Less: Net loss attributable to non-controlling interests	-	-	-	(1)	1	-

Net earnings attributable to Chemtura	$22	$(4)	$18	$50	$3	$53

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.22		$0.18	$0.53		$0.53
(Loss) earnings from discontinued operations, net of tax	-		-	(0.03)		-
Net earnings	$0.22		$0.18	$0.50		$0.53

Weighted average shares outstanding - Basic	98.3		98.3	98.9		98.9

Weighted average shares outstanding - Diluted	99.1		99.1	99.1		99.1

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$-
UK pension benefit matter		-			-
Accelerated depreciation of property, plant and equipment		-			-
Facility closures, severance and related costs		-			7
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		2			-
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			-
Reorganization items, net		2			1
Pre-tax		4			8

Adjustment to apply a Managed Basis effective tax rate		(8)			(8)
Loss (earnings) from discontinued operations, net of tax		-			2
Non-controlling interests - Discontinued Operations		-			1
After-tax		$(4)			$3

Adjusted EBITDA consists of the following:

Operating income - GAAP			$40			$78
Accelerated recognition of asset retirement obligations			-			-
UK pension benefit matter			-			-
Accelerated depreciation of property, plant and equipment			-			-
Facility closures, severance and related costs			-			7
Gain on sale of business			-			-
Impairment charges			-			-
Changes in estimates related to expected allowable claims			2			-
Operating income - Managed Basis			42			85
Depreciation and amortization - Managed Basis			29			30
Non-cash stock-based compensation expense			7			3

Adjusted EBITDA			$78			$118

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended September 30, 2012			Quarter ended December 31, 2012
		Managed Basis			Managed Basis
	GAAP	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

Net sales	$648	$-	$648	$622	$-	$622

Cost of goods sold	471	-	471	470	-	470
Gross profit	177	-	177	152	-	152
Gross profit %	27%		27%	24%		24%

Selling, general and administrative	72	-	72	76	-	76
Depreciation and amortization	31	-	31	30	-	30
Research and development	11	-	11	10	-	10
Facility closures, severance and related costs	2	(2)	-	3	(3)	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	(1)	1	-	-	-	-
Equity loss	1	-	1	1	-	1

Operating income	61	1	62	32	3	35
Interest expense	(17)	-	(17)	(17)	-	(17)
Loss on early extinguishment of debt	-	-	-	(1)	1	-
Other income, net	(5)	-	(5)	24	(21)	3
Reorganization items, net	(1)	1	-	(1)	1	-

Earnings from continuing operations before income taxes	38	2	40	37	(16)	21
Income tax expense	(6)	(5)	(11)	(10)	4	(6)

Earnings from continuing operations	32	(3)	29	27	(12)	15

(Loss) earnings from discontinued operations, net of tax	(25)	25	-	(7)	7	-

Net earnings	7	22	29	20	(5)	15

Less: Net loss attributable to non-controlling interests	2	(2)	-	-	-	-

Net earnings attributable to Chemtura	$9	$20	$29	$20	$(5)	$15

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.32		$0.30	$0.27		$0.15
(Loss) earnings from discontinued operations, net of tax	(0.23)		-	(0.07)		-
Net earnings	$0.09		$0.30	$0.20		$0.15

Weighted average shares outstanding - Basic	97.9		97.9	97.9		97.9

Weighted average shares outstanding - Diluted	98.2		98.2	99.0		99.0

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$-
UK pension benefit matter		-			-
Accelerated depreciation of property, plant and equipment		-			-
Facility closures, severance and related costs		2			3
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		(1)			-
Loss on early extinguishment of debt		-			1
Release of translation adjustments from liquidation of entities		-			(21)
Reorganization items, net		1			1
Pre-tax		2			(16)

Adjustment to apply a Managed Basis effective tax rate		(5)			4
Loss (earnings) from discontinued operations, net of tax		25			7
Non-controlling interests - Discontinued Operations		(2)			-
After-tax		$20			$(5)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$61			$32
Accelerated recognition of asset retirement obligations			-			-
UK pension benefit matter			-			-
Accelerated depreciation of property, plant and equipment			-			-
Facility closures, severance and related costs			2			3
Gain on sale of business			-			-
Impairment charges			-			-
Changes in estimates related to expected allowable claims			(1)			-
Operating income - Managed Basis			62			35

Depreciation and amortization - Managed Basis			31			30
Non-cash stock-based compensation expense			3			10

Adjusted EBITDA			$96			$75

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year ended December 31, 2012
		Managed Basis
	GAAP	Adjustments	Managed Basis

Net sales	$2,629	$-	$2,629

Cost of goods sold	1,938	-	1,938
Gross profit	691	-	691
Gross profit %	26%		26%

Selling, general and administrative	299	-	299
Depreciation and amortization	120	-	120
Research and development	44	-	44
Facility closures, severance and related costs	12	(12)	-
Gain on sale of business	-	-	-
Impairment charges	-	-	-
Changes in estimates related to expected allowable claims	1	(1)	-
Equity loss	4	-	4

Operating income	211	13	224
Interest expense	(64)	-	(64)
Loss on early extinguishment of debt	(1)	1	-
Other income, net	21	(21)	-
Reorganization items, net	(5)	5	-

Earnings from continuing operations before income taxes	162	(2)	160
Income tax expense	(28)	(17)	(45)

Earnings from continuing operations	134	(19)	115

(Loss) earnings from discontinued operations, net of tax	(34)	34	-

Net earnings	100	15	115

Less: Net loss attributable to non-controlling interests	1	(1)	-

Net earnings attributable to Chemtura	$101	$14	$115

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$1.35		$1.16
(Loss) earnings from discontinued operations, net of tax	(0.33)		-
Net earnings	$1.02		$1.16

Weighted average shares outstanding - Basic	98.2		98.2

Weighted average shares outstanding - Diluted	98.8		98.8

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-
UK pension benefit matter		-
Accelerated depreciation of property, plant and equipment		-
Facility closures, severance and related costs		12
Gain on sale of business		-
Impairment charges		-
Changes in estimates related to expected allowable claims		1
Loss on early extinguishment of debt		1
Release of translation adjustments from liquidation of entities		(21)
Reorganization items, net		5
Pre-tax		(2)

Adjustment to apply a Managed Basis effective tax rate		(17)
Loss (earnings) from discontinued operations, net of tax		34
Non-controlling interests - Discontinued Operations		(1)
After-tax		$14

Adjusted EBITDA consists of the following:

Operating income - GAAP			$211
Accelerated recognition of asset retirement obligations			-
UK pension benefit matter			-
Accelerated depreciation of property, plant and equipment			-
Facility closures, severance and related costs			12
Gain on sale of business			-
Impairment charges			-
Changes in estimates related to expected allowable claims			1
Operating income - Managed Basis			224

Depreciation and amortization - Managed Basis			120
Non-cash stock-based compensation expense			23

Adjusted EBITDA			$367

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended March 31, 2011				Quarter Ended June 30, 2011
		Managed Basis				Managed Basis
	GAAP	Adjustments		Managed Basis	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$235		$-	$235	$252	$-	$252
Industrial Engineered Products	209		-	209	244	-	244
Consumer Products	79		-	79	152	-	152
Chemtura AgroSolutions	75		-	75	110	-	110
Total net sales	$598		$-	$598	$758	$-	$758

OPERATING PROFIT (LOSS)

Industrial Performance Products	$27	$		$27	$34	$-	$34
Industrial Engineered Products	33		1	34	42	(1)	41
Consumer Products	(3)			(3)	22	-	22
Chemtura AgroSolutions	2			2	12	-	12
Segment operating profit	59		1	60	110	(1)	109

General corporate expense, including
amortization	(31)		-	(31)	(29)	-	(29)
Facility closures, severance and related costs			-	-	-	-	-
Gain on sale of business			-	-	-	-	-
Impairment charges	(2)		2	-	(1)	1	-
Changes in estimates related to expected allowable claims			-	-	(1)	1	-
Total operating (loss) profit	$26		$3	$29	$79	$1	$80

Managed Basis Adjustments consist of the following:

UK pension benefit matter		$				$-
Accelerated recognition of asset retirement obligations						(1)
Loss on disposal of assets						-
Accelerated depreciation of property, plant and equipment			1			-
Facility closures, severance and related costs			-			-
Gain on sale of business			-			-
Impairment charges			2			1
Changes in estimates related to expected allowable claims			-			1
			$3			$1

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$7	$		$7	$5	$-	$5
Industrial Engineered Products	11		(1)	10	11	-	11
Consumer Products	2			2	3	-	3
Chemtura AgroSolutions	2			2	3	-	3
General corporate expense	11			11	8	-	8

Total depreciation and amortization	$33		$(1)	$32	$30	$-	$30

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products				$1			$-
Industrial Engineered Products				1			-
Consumer Products				-			1
Chemtura AgroSolutions				-			1
General corporate expense				6			5

Total non-cash stock-based compensation expense				$8			$7

Adjusted EBITDA by Segment:

Industrial Performance Products				$35			$39
Industrial Engineered Products				45			52
Consumer Products				(1)			26
Chemtura AgroSolutions				4			16
General corporate expense				(14)			(16)

Adjusted EBITDA				$69			$117

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended September 30, 2011				Quarter Ended December 31, 2011
		Managed Basis				Managed Basis
	GAAP	Adjustments		Managed Basis	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$241		$-	$241	$211	$-	$211
Industrial Engineered Products	222		-	222	194	-	194
Consumer Products	104		-	104	87	-	87
Chemtura AgroSolutions	105		-	105	86	-	86
Total net sales	$672		$-	$672	$578	$-	$578

OPERATING PROFIT (LOSS)

Industrial Performance Products	$27	$		$27	$28	$1	$29
Industrial Engineered Products	25			25	30	-	30
Consumer Products	6			6	1	-	1
Chemtura AgroSolutions	11			11	5	1	6
Segment operating profit	69		-	69	64	2	66

General corporate expense, including
amortization	(31)		1	(30)	(32)	8	(24)
Facility closures, severance and related costs	-			-	(3)	3	-
Gain on sale of business	-			-	27	(27)	-
Impairment charges	-			-	(1)	1	-
Changes in estimates related to expected allowable claims	-			-	(2)	2	-
Total operating profit (loss)	$38		$1	$39	$53	$(11)	$42

Managed Basis Adjustments consist of the following:

UK pension benefit matter			$-			$8
Accelerated recognition of asset retirement obligations						1
Loss on disposal of assets			1			-
Accelerated depreciation of property, plant and equipment			-			1
Facility closures, severance and related costs			-			3
Gain on sale of business			-			(27)
Impairment charges			-			1
Changes in estimates related to expected allowable claims			-			2
			$1			$(11)

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$7	$		$7	$7	$	$7
Industrial Engineered Products	10			10	10		10
Consumer Products	2			2	2		2
Chemtura AgroSolutions	2			2	3	(1)	2
General corporate expense	10			10	7		7

Total depreciation and amortization	$31		$-	$31	$29	$(1)	$28

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products				$1			$-
Industrial Engineered Products				1			-
Consumer Products				-			-
Chemtura AgroSolutions				-			1
General corporate expense				4			3

Total non-cash stock-based compensation expense				$6			$4

Adjusted EBITDA by Segment:

Industrial Performance Products				$35			$36
Industrial Engineered Products				36			40
Consumer Products				8			3
Chemtura AgroSolutions				13			9
General corporate expense				(16)			(14)

Adjusted EBITDA				$76			$74

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Year ended December 31, 2011
		Managed Basis
	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$939	$-	$939
Industrial Engineered Products	869	-	869
Consumer Products	422	-	422
Chemtura AgroSolutions	376	-	376
Total net sales	$2,606	$-	$2,606

OPERATING PROFIT (LOSS)

Industrial Performance Products	$116	$1	$117
Industrial Engineered Products	130	-	130
Consumer Products	26	-	26
Chemtura AgroSolutions	30	1	31
Segment operating profit	302	2	304

General corporate expense, including amortization	(123)	9	(114)
Facility closures, severance and related costs	(3)	3	-
Gain on sale of business	27	(27)	-
Impairment charges	(4)	4	-
Changes in estimates related to expected allowable claims	(3)	3	-
Total operating (loss) profit	$196	$(6)	$190

Managed Basis Adjustments consist of the following:

UK pension benefit matter		$8
Loss on disposal of assets		1
Accelerated depreciation of property, plant and equipment		2
Facility closures, severance and related costs		3
Gain on sale of business		(27)
Impairment charges		4
Changes in estimates related to expected allowable claims		3
		$(6)

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$26	$-	$26
Industrial Engineered Products	42	(1)	41
Consumer Products	9	-	9
Chemtura AgroSolutions	10	(1)	9
General corporate expense	36	-	36

Total depreciation and amortization	$123	$(2)	$121

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$2
Industrial Engineered Products			2
Consumer Products			1
Chemtura AgroSolutions			2
General corporate expense			18

Total non-cash stock-based compensation expense			$25

Adjusted EBITDA by Segment:

Industrial Performance Products			$145
Industrial Engineered Products			173
Consumer Products			36
Chemtura AgroSolutions			42
General corporate expense			(60)

Adjusted EBITDA			$336

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended March 31, 2012				Quarter Ended June 30, 2012
		Managed Basis				Managed Basis
	GAAP	Adjustments		Managed Basis	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$223		$-	$223	$235	$-	$235
Industrial Engineered Products	226		-	226	236	-	236
Consumer Products	84		-	84	158	-	158
Chemtura AgroSolutions	85		-	85	112	-	112
Total net sales	$618		$-	$618	$741	$-	$741

OPERATING PROFIT (LOSS)

Industrial Performance Products	$26	$		$26	$28	$-	$28
Industrial Engineered Products	44			44	38	-	38
Consumer Products	(5)			(5)	20	-	20
Chemtura AgroSolutions	10			10	23	-	23
Segment operating profit	75		-	75	109	-	109

General corporate expense, including amortization	(33)		-	(33)	(24)	-	(24)
Change in useful life of property, plant and equipment	-		-	-	-	-	-
Facility closures, severance and related costs	-		-	-	(7)	7	-
Gain on sale of business	-		-	-	-	-	-
Impairment charges	-		-	-	-	-	-
Changes in estimates related to expected allowable claims	(2)		2	-	-	-	-
Total operating (loss) profit	$40		$2	$42	$78	$7	$85

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment			$-			$-
Facility closures, severance and related costs			-			7
Gain on sale of business			-			-
Impairment charges			-			-
Changes in estimates related to expected allowable claims			2			-
Other operational adjustments
			$2			$7

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$6	$		$6	$6	$	$6
Industrial Engineered Products	10			10	10		10
Consumer Products	2			2	3		3
Chemtura AgroSolutions	2			2	5		5
General corporate expense	9			9	6		6

Total depreciation and amortization	$29		$-	$29	$30	$-	$30

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products				$1			$-
Industrial Engineered Products				1			-
Consumer Products				-			-
Chemtura AgroSolutions				-			1
General corporate expense				5			2

Total non-cash stock-based compensation expense				$7			$3

Adjusted EBITDA by Segment:

Industrial Performance Products				$33			$34
Industrial Engineered Products				55			48
Consumer Products				(3)			23
Chemtura AgroSolutions				12			29
General corporate expense				(19)			(16)

Adjusted EBITDA				$78			$118

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended September 30, 2012			Quarter Ended December 31, 2012
		Managed Basis			Managed Basis
	GAAP	Adjustments	Managed Basis	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$219	$-	$219	$214	$-	$214
Industrial Engineered Products	213	-	213	221	-	221
Consumer Products	102	-	102	89	-	89
Chemtura AgroSolutions	114	-	114	98	-	98
Total net sales	$648	$-	$648	$622	$-	$622

OPERATING PROFIT (LOSS)

Industrial Performance Products	$28	$-	$28	$20	$-	$20
Industrial Engineered Products	30	-	30	28	-	28
Consumer Products	10	-	10	5	-	5
Chemtura AgroSolutions	21	-	21	11	-	11
Segment operating profit	89	-	89	64	-	64

General corporate expense, including amortization	(27)		(27)	(29)	-	(29)
Facility closures, severance and related costs	(2)	2	-	(3)	3	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	1	(1)	-	-	-	-
Total operating profit (loss)	$61	$1	$62	$32	$3	$35

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$-			$-
Facility closures, severance and related costs		2			3
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		(1)			-
Other operational adjustments					-
		$1			$3

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$6	$-	$6	$7	$	$7
Industrial Engineered Products	12		12	11		11
Consumer Products	2		2	3		3
Chemtura AgroSolutions	3		3	3		3
General corporate expense	8		8	6		6

Total depreciation and amortization	$31	$-	$31	$30	$-	$30

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$1
Industrial Engineered Products			-			1
Consumer Products			1			-
Chemtura AgroSolutions			-			-
General corporate expense			2			8

Total non-cash stock-based compensation expense			$3			$10

Adjusted EBITDA by Segment:

Industrial Performance Products			$34			$28
Industrial Engineered Products			42			40
Consumer Products			13			8
Chemtura AgroSolutions			24			14
General corporate expense			(17)			(15)

Adjusted EBITDA			$96			$75

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)

(In millions of dollars)

	Year ended December 31, 2012
		Managed Basis
	GAAP	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$891	$-	$891
Industrial Engineered Products	896	-	896
Consumer Products	433	-	433
Chemtura AgroSolutions	409	-	409
Total net sales	$2,629	$-	$2,629

OPERATING PROFIT

Industrial Performance Products	$102	$-	$102
Industrial Engineered Products	140	-	140
Consumer Products	30	-	30
Chemtura AgroSolutions	65	-	65
Segment operating profit	337	-	337

General corporate expense, including amortization	(113)	-	(113)
Facility closures, severance and related costs	(12)	12	-
Gain on sale of business	-	-	-
Impairment charges	-	-	-
Changes in estimates related to expected allowable claims	(1)	1	-
Total operating profit	$211	$13	$224

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$-
Facility closures, severance and related costs		12
Gain on sale of business		-
Impairment charges		-
Changes in estimates related to expected allowable claims		1
Other operational adjustments		-
		$13

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$25	$-	$25
Industrial Engineered Products	43	-	43
Consumer Products	10	-	10
Chemtura AgroSolutions	13	-	13
General corporate expense	29	-	29

Total depreciation and amortization	$120	$-	$120

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$2
Industrial Engineered Products			2
Consumer Products			1
Chemtura AgroSolutions			1
General corporate expense			17

Total non-cash stock-based compensation expense			$23

Adjusted EBITDA by Segment:

Industrial Performance Products			$129
Industrial Engineered Products			185
Consumer Products			41
Chemtura AgroSolutions			79
General corporate expense			(67)

Adjusted EBITDA			$367

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